Commission File No. 0-21441

                        SCHEDULE  14A  INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential for use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                        MEDISYS TECHNOLOGIES, INC.
             (Name of Registrant as Specified in its Charter)

                        MEDISYS TECHNOLOGIES, INC.
                  (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2).
[  ] $500 per each party to the controversy pursuant to Exchange
     Act Rule 141-(6)(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction
          applies:   n/a
     (2)  Aggregate number of securities to which transaction
          applies:   n/a
     (3)  Per unit price or other underlying value of transaction
          computed pursuant to Exchange Act Rule 0-11:   n/a.
     (4)  Proposed maximum aggregate value of transaction:   n/a
     (5)  Total fee paid:  $125

[  ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date filed:

                        Medisys Technologies, Inc.

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD MAY 14, 1997

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Medisys Technologies, Inc., a Utah corporation (the "Company"), will be held on Wednesday, May 14, 1997, at 2:30 p.m. local time, at the Radisson Hotel located at 4728 Constitution Avenue, Baton Rouge, Louisiana, for the following purposes:

     1. To elect eight (8) directors to serve for the ensuing year or until their successors are duly elected and qualified;
     2. To ratify the appointment of Jones, Jensen & Company as independent auditors for the Company for the fiscal year ending December 31, 1997; and
     3. To transact such other business as may properly come before the Meeting and any adjournments thereof.

     Only stockholders of record at the close of business on May 3, 1997 are entitled to notice of and to vote at the Meeting and any adjournments thereof.

     All stockholders are cordially invited to attend the Meeting in person. To assure your representation at the Meeting and whether or not you plan to attend in person, you are urged to mark, sign, date and return the enclosed proxy card at your earliest convenience. Any stockholder attending the Meeting may revoke their proxy and vote their shares in person.

                              By Order of the Board of Directors




                                   William David Kiesel, Secretary

Baton Rouge, Louisiana
April 21, 1997

                        Medisys Technologies, Inc.
                           9624 Brookline Avenue
                       Baton Rouge, Louisiana 70809

                              PROXY STATEMENT

                      ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") of Medisys Technologies, Inc. (the "Company") to be held on Wednesday, May 14, 1997, at 2:30 p.m. local time, at the Radisson Hotel located at 4728 Constitution Avenue, Baton Rouge, Louisiana, and at any and all adjournments thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revocable by the stockholder any time before it is voted. For more information concerning the procedure for revoking the proxy, see "General". This Proxy Statement is first being mailed to stockholders on or about April 21, 1997, accompanied by the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996.

     Only stockholders of record at the close of business on May 3, 1997 are entitled to notice of and to vote at the Meeting. At the record date, there were 12,349,040 shares of the Company's Common Stock (the "Common Stock") outstanding and each share is entitled to one vote at the Meeting.

     Any properly executed proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are marked with respect to the matters to be acted upon, each such proxy will be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement.

                     ITEM  1.   ELECTION OF DIRECTORS

     Pursuant to the provisions of the Company's Articles of Incorporation and By-Laws, directors are to be elected annually.
Presently, the number of directors in office is nine.

     At the Meeting, eight directors will be nominated to be elected to the Board of Directors, each director to hold office for one year or until their successors are elected and qualified. Unless otherwise instructed, it is intended that the shares represented by the enclosed proxy will be voted FOR the election of the seven nominees named below, all of which are currently directors of the Company. In the event any of the nominees named herein are unable or decline to serve as a director at the time of the Meeting, it is intended that the proxies will be voted for the election of a substitute nominee as the proxy holder may determine. The Board of Directors has no reason to believe that any nominee listed below will be unable or will decline to serve as a director. A majority vote of the votes cast is required to approve the election of each director.

     The following persons, all of which are incumbent directors except for Dr. Andrus, are being nominated for election to the Company's Board of Directors:

              Nominee for Election to the Office of Director
                        at the 1996 Annual Meeting

                              Director
Nominee               Age      Since      Position with the Company

Edward P. Sutherland   50      1992     President, Chief
                                        Executive Officer and
                                        Director
Gary E. Alexander      52      1992     Vice President, Chief
                                        Technology Officer and
                                        Director
Kerry M. Frey          51      1994     Vice President, Chief
                                        Operating Officer and
                                        Director
Paul R. Radle, Jr.     42      1995     Vice President, Chief
                                        Financial Officer,
                                        Treasurer and Director
William D. Kiesel      52      1992     Corporate Secretary and
                                        Director
Dr. Timothy Andrus     47      1996     Director
Jane Cooper            42      1996     Director
Dr. Robert L.
  diBenedetto          66      1992     Director

               BUSINESS EXPERIENCE OF DIRECTORS AND NOMINEES

     EDWARD P. SUTHERLAND is the President, C.E.O. and a co-founder of the Company. Mr. Sutherland received a Bachelor of Arts Degree from Louisiana State University in 1968, and a Juris Doctor Degree from Louisiana State University in 1974. He was in private law practice from 1974 until he co-founded the Company in 1992. Mr. Sutherland has over 25 years of business, professional and personnel management expertise in the private and public sector including over five years of experience in forming, developing and managing a start-up company in the medical R&D industry. His background includes strategic planning, financing, administration, policy formulation and execution, personnel education, general office management, bookkeeping, taxation, and interface with governmental agencies including FDA and SEC. While practicing as an attorney, Mr. Sutherland also developed a comprehensive background in hospital and medical practice, and product liability litigation.

     GARY E. ALEXANDER is the Vice President, Chief Technical Officer and co-founder of the Company. He is the principle inventor of SOFCEPS. and most of the Company s other products and is in charge of product research. Mr Alexander received his Juris Doctor Degree in law from Louisiana State University in 1976 and was engaged in private law practice from 1976-1991, specializing in medical liability matters with emphasis on obstetrics. In 1989, Mr. Alexander conceived the SOFCEPS product and in 1990 began full time development of the product. He has spent the last six years devoting himself to invention, research, and developing of products for ultimate commercialization. His broad based career began early in 1967 being named the number one Junior Salesman in the United States for AM Corporation, a source data collection and conversion company. Mr. Alexander has owned and operated several businesses in building, general contracting, and construction equipment sales, where he managed up to 75 employees and sub-contractors and managed the materials flow accounting, invoicing, accounts payable and receivable, and exclusive service contracts with major appliance manufacturers. In connection with those businesses, he acquired the special skills and expertise in engineering principles, design, drawings, welding, carpentry, materials evaluation, electrical and mechanical sciences which have led to his inventing successes. His background in law resulted in multiple areas of business expertise including the management of accounts in the real-estate sector, and he has advised several manufacturing clients on both domestic and international businesses contracts, research and development, operations, sales and mergers. He has also served as advisor and counsel for several financial institutions and has interfaced with several governmental agencies including FDA and SEC and has represented the Small Business Administration (SBA).

     KERRY M. FREY, Vice President and Chief Operating Officer has over 22 experience in the health care industry. Mr. Frey became an Officer and a Director of the Company in November 1994. Mr. Frey received a Bachelor of Arts Degree from Southeastern Louisiana University in 1969. His background includes marketing and sales, as well as general management. Mr. Frey was associated with Johnson and Johnson Hospital Services for ten years in the development of multi-company corporate marketing programs and services. He served as Vice President of Marketing as well as VP of Sales. Mr. Frey has coordinated strategic assessment of the dynamic healthcare market, including managed care, integrated provider systems and healthcare reform. He led the development of corporate value added marketing programs for multi-hospital groups, large regional hospital systems, surgical supply distributors and service marketing programs for Johnson & Johnson in the professional healthcare marketplace. Previous consulting assignments have included integrated healthcare systems such as the General Health System and the Florida Hospital; futuristic health delivery planning with Walt Disney Development Company. He also consulted for Qualitycare, Inc., a medical distributor company, and has served on the boards of a medical software company, a start-up minority distributor, and three other successful development stage companies.

     PAUL R. RADLE, JR. is the Company s Vice President, Chief Financial Officer and Treasurer. Mr. Radle became an Officer and a Director of the Company in May 1995. Mr. Radle received from the University of New Orleans a B.S. Degree in Accounting in 1978 and was licensed to practice as a Certified Public Accountant in the State of Louisiana in 1983. From 1974 to 1981, was employed by CNG Producing Company serving in various accounting functions. From 1982 to 1995, Mr. Radle has served as Vice President, Finance for Arrowhead Exploration Company, an independent oil and gas exploration and production company. Mr. Radle s background includes strategic planning, financial reporting, taxation, MIS, and corporate administration. He is experienced in negotiating contracts and agreements, performing business valuations and economic analysis of business opportunities and investments. Mr. Radle is a member of the Louisiana Society of CPA's, the American Institute of CPA's, the Independent Petroleum Association of American Tax Committee, and is a board member of the General Health System Foundation and the Louisiana State University School of Social Work.

The Company's Secretary and Consultant on Intellectual Property is:

  WILLIAM DAVID KIESEL is a Director and a co-founder of the Company. During the past 25 years he has been actively engaged in advising numerous start-up businesses. During that period he has supported more that 100 start-up companies in all aspects of their businesses, including structuring of R&D programs, financial planning, management, as well as, marketing and sales of their new products. These companies have varied in size and encompass organizations offering a wide spectrum of products, including medical devices and pharmaceutical products. In addition to his current position with Medisys, he serves as the business manager of his own 25 person patent law firm. He has also provided to his clients fair market and liquidation s evaluations of patents, trademarks, and other intellectual property. Mr. Kiesel received from Louisiana State University a B.S. Degree in Mathematics in 1966, a M.S. Degree in Nuclear Engineering in 1970, and a Juris Doctor Degree in law in 1970. Mr. Kiesel has been a registered patent attorney and engaged in the private practice of law since 1971 specializing in patent law and related legal areas. Mr. Kiesel has served as Adjunct Professor at the Louisiana State University Law School teaching courses in Patent Law.

  DR. TIMOTHY ANDRUS is a Director of the Company. Dr. Andrus became a Director in November 1996. He has over seventeen years experience as an OB/GYN. Dr. Andrus has served as the Associate Director of Gulf South Health Plans HMO for the past five years. Formerly he was the Chief of Staff for Woman s Hospital, the seventh largest private woman s hospital in the U.S., and currently he is on their Board of Directors.

  JANE COOPER is a Director of the Company. Ms. Cooper became a Director in May 1996. Ms. Cooper is the founder, President, and CEO of Healthcare Advantage, Inc., a regional managed care company headquartered in New Orleans, Louisiana. Healthcare Advantage offers a variety of managed care products including Advantage Health Plan, a commercial HMO and a Medicare HMO, and serves over 325,000 members in eight states. Originally from Wisconsin, Ms. Cooper attended Augustana College for her undergraduate work and received her Master s Degree from the University of Illinois.
Since 1982 Ms. Cooper has worked in the managed care industry and has been in managed care in New Orleans since 1985. Ms. Cooper is on the executive Committee of the Louisiana Managed Healthcare Association (LMHA) and is on the Board of Directors and serves as Secretary of the American Association of PPO s (AAPPO).

  DR. ROBERT L. diBENEDETTO, a Director and co-founder of the Company, received his Doctorate of Medicine in 1952 from the Louisiana State University Medical School and served his internship at Mercy Hospital from 1952 to 1953, and his residency in Obstetrics and Gynecology at Charity Hospital, New Orleans, Louisiana from 1956 to 1959. Dr. diBenedetto has been engaged in the private practice of Obstetrics and Gynecology from 1959 to the present and has recently received recognition as one of the top fifty physicians in the United States. His hospital affiliations include Woman's Hospital Foundation, Baton Rouge, Louisiana where he has served as Chairman of the Board of Directors from 1984 to 1990, and he is also affiliated with Our Lady of the Lake Hospital, Baton Rouge General Hospital and Earl K. Long Hospital. Dr. diBenedetto is also currently President and CEO of the Louisiana Medical Insurance Company, a major provider of medical malpractice insurance. He also serves on the following committees: Chairman, Dialogue with Congress; Area-wide Health Planning; Liaison with Organized Specialties; Chairman, Maternal & Child Health; Member, Committee on Professional Liability of American College of
Obstetrics and Gynecology;   Member, Committee on Ethics of
American College of Obstetrics and Gynecology; Past Chairman, Louisiana Delegation to American Medical Association. His professional organizations include: Chairman & Legislative Liaison, Louisiana Section of the American College of Obstetricians and Gynecologists; Past Chairman, Louisiana Delegation to the American Medical Association; South Central OB/GYN Society; clinical Associate Professor of OB/GYN, L.S.U. School of Medicine - New Orleans, Louisiana; American Fertility Society; Treasurer, Louisiana Medical Political Action Committee.

  The Board of Directors recommends that the stockholders vote
FOR the election of each nominee for director named above.


        INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

  All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Directors are reimbursed for reasonable travel expenses incurred related to attending meetings. Until such time as it becomes economically feasible, Directors will not be paid any cash compensation for serving on the Board. However, each member receives 500 shares of the Company's common stock for each meeting attended and an annual stock option for the purchase of 5,000 shares. Also, the Chairman receives an additional 200 shares per meeting, Committee Chairmen receive an additional 150 shares per meeting and Committee members receive an additional 100 shares per meeting. All shares issued to directors are deemed restricted securities under the Securities Act of 1933. The Executive Committee of the Board of Directors, to the extent permitted under Utah law, exercises all of the power and authority of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board of Directors. Each executive officer of the Company serves at the discretion of the Board of Directors.

  During the Company's last fiscal year ended December 31, 1996, there were eleven meetings of the Board of Directors. Attendance at the meetings averaged 90% in 1996, and each member of the Board of Directors attended 75% or more of the aggregate number of meetings of the Board and any Committee of which he is a member.

  The Board of Directors, acting as a committee of the whole, has the responsibility for considering nominations for prospective Board members. The Board of Directors will consider nominees recommended by stockholders who submit a notice of nomination to the Company at least 60 but not more than 90 days prior to the first anniversary of the preceding year's annual meeting. Such notice shall contain appropriate data with respect to the suggested candidate in order to make an informed decision as to the qualifications of the person.

                          EXECUTIVE COMPENSATION

  The following table sets forth all cash compensation actually paid (and not deferred) by the Company for services rendered to the Company for the years ended December 31, 1994, 1995 and 1996 to the Company's Chief Executive Officer, Chief Technology Officer and Chief Operating Officer. The total compensation for the remaining Executive Officers is not reported as it did not meet the threshold for required reporting.

                        Summary Compensation Table

Name and Principal                              Other Annual    All Other
 Position              Year    Salary   Bonus   Compensation  Compensation(1)(2)

Edward P. Sutherland,  1994  $ 52,500  $  -0-   $    -0-      $    2,000
President and CEO      1995   118,156     -0-        -0-            -0-
                       1996   150,000     -0-        -0-          33,915

Gary Alexander,        1994    49,958     -0-        -0-           2,000
Vice President and     1995   116,526     -0-        -0-            -0-
Chief Technology       1996   108,000     -0-        -0-          34,257
Officer

Kerry M. Frey          1994      -0-      -0-        -0-            -0-
Vice President and     1995      -0-      -0-        -0-          53,000
Chief Operating Officer1996   144,000     -0-        -0-          45,553

(1) 1996 Other Compensation includes amounts paid in 1996 that relate to deferred salary accruals from prior years as follows: $33,915 for Mr. Sutherland; $34,257 for Mr. Alexander; and $24,667 for Mr. Frey. As of December 31, 1996 the Company has accrued salaries and directors fees of $85,851 as disclosed in Note 3 to the Consolidated Financial Statements.

(2) Additionally, the executive officers received Stock Purchase Warrants during the year of 1996 as follows: 34,000 warrants to Mr. Sutherland with an average exercise price of $1.97; 34,000 warrants to Mr. Alexander with an average exercise price of $1.97; and 19,000 warrants to Mr. Frey with an average exercise price of $2.47. The warrants issued to Mr. Sutherland represent 6.3% of the total number of warrants issued to employees and directors during the year of 1996; the warrants issued to Mr. Alexander represent 6.3% of the total; and the warrants issued to Mr. Frey represent 3.5% of the total.

Employment Agreements

     The Company entered into employment agreements with Edward P. Sutherland and Kerry Frey on September 3, 1996 and September 4, 1996 respectively, pursuant to which they will receive annual salaries of $150,000 and $144,000, respectively. These employment agreements expire on December 31, 1997. Any additional compensation to these employees is to be in the form of an annual cash bonus not to exceed 50% of their annual compensation or the granting of stock options at the discretion of the Board of Directors.


Compliance with Section 16(a) of the Securities Exchange Act of
1934

     The Company became a public reporting entity on November 26, 1996. As such, each Officer and Director of the Company was required to submit a Form 3, Initial Statement of Beneficial Ownership of Securities, to the SEC within 10 days. Each Officer and Director was additionally required to file a Form 5, Annual Statement of Changes in Beneficial Ownership, on or before the 45th day after the end of the fiscal year. These reports were not filed on a timely basis. The required reports were submitted to the SEC in March 1997 for every Officer and Director.

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, to the best knowledge of the Company, as of May 3, 1997, with respect to each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, each director and all directors, officers and principal shareholders as a group.

Name and Address of   Number of Shares     Percentage Number of   Average
 Beneficial Owner     Beneficially Owned    Ownership Warrants    Exercise
                                                       Owned      Price

Gary E. Alexander *         1,306,193(2)       10.6%   195,800    1.63
9624 Brookline Avenue
Baton Rouge, LA 70809

Robert McNamee              1,205,826(3)       9.8%    358,633     3.31
1398 Oakley Drive
Baton Rouge, LA 70806

Jerry Phipps                1,215,826(4)       9.8%    473,632     2.91
7530 Old Sturbridge Ln.
Baton Rouge, LA 70806

Robert L. diBenedetto *       930,480(5)       7.5%    377,000     2.75
781 Colonial Drive
Baton Rouge, La 70806

William D. Kiesel *         1,202,363(6)       9.7%    565,166     2.61
2355 Drusilla Lane
Baton Rouge, LA 70809

Edward P. Sutherland *        920,000(7)       7.4%    213,000     1.63
9624 Brookline Avenue
Baton Rouge, LA 70809

Kerry Frey *                  562,400(8)       4.6%     57,400     2.07
9624 Brookline Avenue
Baton Rouge, LA 70809

Paul R. Radle, Jr. *          171,000(9)       1.4%     67,000     1.82
9624 Brookline Avenue
Baton Rouge, LA 70809

Jane Cooper *                   9,100(10)      0.1%      5,000     4.25
9624 Brookline Avenue
Baton Rouge, LA 70809

Timothy Andrus *               6,833(11)      0.1%      3,833     1.00
9624 Brookline Avenue
Baton Rouge, LA 70809

Wade Fallin *                   1,000         .01%        0         N/A
9624 Brookline Avenue
Baton Rouge, LA 70809

Directors, officers         7,529,921(12)    61.0%   2,314,864     2.60
and principal shareholders
as a group (11 persons)

* Director

** Unless otherwise indicated in the footnotes below, the Company has been advised that each person above has sole voting power over the shares indicated above.

(1) As of May 3, 1997, there were 12,349,040 shares of common stock outstanding, which figure does not take into consideration stock purchase warrants owned by certain officers, directors and principal shareholders, entitling the holders to purchase an aggregate of 2,314,864 shares of common stock and which are currently exercisable. Therefore, for purposes of the table above, as of the date hereof, 14,663,904 shares of common stock are deemed to be issued and outstanding in accordance with Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Percentage ownership is calculated separately for each person on the basis of the actual number of outstanding shares as of May 3, 1997 and assumes the exercise of stock purchase warrants held by such person (but not by anyone else) exercisable within sixty days.
(2) Includes 195,800 shares which may be acquired by Mr. Alexander pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $1.63 per share.
(3) Includes 847,193 shares held in the name of Robert W. and Geraldine McNamee and 358,633 shares which may be acquired by Mr. McNamee pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $3.31 per share.
(4) Includes 518,362 shares held in the name of Jerry L. and Barbara D. Phipps and 473,632 shares which may be acquired by Mr. Phipps pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $2.91 per share.
(5) Includes 377,000 shares which may be acquired by Dr. diBenedetto pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $2.75 per share.
(6) Includes 565,166 shares which may be acquired by Mr. Kiesel pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $2.61 per share, of which 300,000 warrants are held in the name of Roy, Kiesel & Tucker and 10,000 warrants are held in the name of Nu Vue Corp.
(7) Includes 350,000 shares held in the name of Diana B. Sutherland, wife of Edward P. Sutherland and 213,000 shares which may be acquired by Mr. Sutherland pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $1.63 per share.
(8) Includes 57,400 shares which may be acquired by Mr. Frey pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $2.07 per share.
(9) Includes 67,000 shares which may be acquired by Mr. Radle pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $1.82 per share.
(10) Includes 5,000 shares which may be acquired by Ms. Cooper pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $4.25 per share.
(11) Includes 3,833 shares which may be acquired by Mr. Andrus pursuant to the exercise of stock purchase warrants exercisable within sixty days at the average exercise price of $1.00 per share.
(12) Includes 2,314,864 shares which may be acquired by the Company's officers, directors and principal shareholders pursuant to the exercise of stock purchase warrants exercisable within sixty days at exercise prices ranging from $ 1.00 to $4.25 per share.

       ITEM 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to ratification by the stockholders at the Meeting, the Board of Directors has appointed Jones, Jensen & Company ("JJ&C") as independent auditors for the fiscal year ending December 31, 1997 and until their successors are selected. JJ&C has served as auditors of the consolidated financial statements of the Company for since the fiscal year ended December 31, 1992. A representative of JJ&C will not be present at the Meeting.

     The affirmative vote of a majority of the votes cast is required to approve the appointment of Jones, Jensen & Company as independent public accountants.

     The Board of Directors recommends that the stockholders vote FOR ratification of the selection of Jones, Jensen & Company, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1997.

                               OTHER MATTERS

     The Board of Directors is not aware of any other matter to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their judgment on such matter.

                      ANNUAL REPORTS TO STOCKHOLDERS

     The Company's Annual Report to Stockholders, including financial statements, for the fiscal year ended December 31, 1996, accompanies this Proxy Statement.

                          STOCKHOLDERS' PROPOSAL

     It is anticipated that the Company's fiscal 1998 Annual Meeting of Stockholders will be held on or about May 13, 1998. Stockholders who intend to present proposal at such Annual Meeting must submit their proposals to the Secretary of the Company on or before January 15, 1998.

                                  GENERAL

     The costs of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Company (who will not be compensated separately for their services), by mail, telephone, telegraph, cable or personal discussion. The Company will also request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Company will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Company's Common Stock.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy unless the stockholder votes their shares of Common Stock in person at the Meeting. Any notice revoking a proxy should be sent to the Secretary of the Company, William D. Kiesel, at Medisys Technologies, Inc., 9624 Brookline Avenue, Baton Rouge, Louisiana 70809.

     All shares represented at the Meeting by a proxy will be voted in accordance with the instructions specified in that proxy. Proxies received and marked "Abstain" as to any particular proposal, will be counted in determining a quorum, however, such proxies will not be counted for the vote on that particular proposal. A majority of the shares represented at the meeting is required to ratify any proposal presented. If no instructions are marked with respect to the matters to be acted upon, each such proxy will be voted FOR the matter to be voted upon.

     Please complete, date, sign and return the accompanying proxy promptly.

IT  IS IMPORTANT THAT PROXIES  BE RETURNED PROMPTLY.   WE URGE YOU
TO FILL IN, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW
LARGE OR SMALL YOUR HOLDINGS MAY BE.


                          FINANCIAL INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB, including any financial statements and schedules and exhibits thereto, may be obtained without charge by written request to Medisys Technologies, Inc., 9624 Brookline Avenue, Baton Rouge, Louisiana 79809.


                              By Order of the Board of Directors



                              William D. Kiesel
                              Secretary

Baton Rouge, Louisiana
April 23, 1997

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                        Medisys Technologies, Inc.
            9624 Brookline Avenue, Baton Rouge, Louisiana 70809

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                   PROXY

     The undersigned hereby appoints Edward P. Sutherland, President . CEO of Medisys Technologies, Inc., with full power of substitution, the proxies of the undersigned to attend the annual meeting of the shareholders of Medisys Technologies, Inc. on May 14, 1997, and any adjournment thereof, and to vote the stock of the corporation standing in the name of the undersigned.

     1. To elect eight directors (refer to attached 10KSB and Proxy Statement).

          FOR [ ] all nominees listed   WITHHOLD AUTHORITY [ ]
          below (except as marked to    to vote for all nominees
          the contrary below)           listed below

     Instructions:  To withhold authority to vote for any of the above listed nominees, please strike a line through that individual's name:

          Gary Alexander                Kerry M. Frey
          Dr. Tim Andrus                William D. Kiesel
          Jane Cooper                   Paul R. Radle, Jr.
          Dr. Robert L. diBenedetto     Edward P. Sutherland

     2.   Proposal to Ratify the appointment of Jones, Jensen &
          Company as independent auditors for Medisys Technologies, Inc. for the fiscal year ending December 31, 1997.

          [ ]FOR              [ ]AGAINST     [ ]ABSTAIN

     3. On any and all other matters that may properly come before the meeting

          [ ]FOR              [ ]AGAINST     [ ]ABSTAIN

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR
     PROPOSALS 1, 2 AND 3.



     Print Name                         Signature of stockholder


     Number of Shares                   Signature if Held Jointly


                                        Date

     Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a partnership, please sign in partnership name by an authorized person.